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Exhibit 10.33

RECAPITALIZATION AGREEMENT

BY AND AMONG

JAZZ SEMICONDUCTOR, INC.,

CARLYLE PARTNERS III, L.P.,

CP III COINVESTMENT, L.P.,

CARLYLE HIGH YIELD PARTNERS, L.P.

AND

CONEXANT SYSTEMS, INC.

DATED AS OF JULY 30, 2002

i

INDEX OF EXHIBITS

Exhibit A	Recapitalization Allocation
Exhibit B	Restated Certificate of Incorporation
Exhibit C	Amended and Restated Stockholder Agreement
Exhibit D	Amended and Restated Registration Rights Agreement
Exhibit E	Amended and Restated Carlyle Board Representation Agreement
Exhibit F	Amended and Restated Conexant Board Representation Agreement

ii

JAZZ SEMICONDUCTOR, INC.
RECAPITALIZATION AGREEMENT

        THIS RECAPITALIZATION AGREEMENT (the "Agreement") is entered into as of July 30, 2002 by and among JAZZ SEMICONDUCTOR, INC., a Delaware corporation (the "Company"), Carlyle Partners III, L.P., a Delaware limited partnership, CP III Coinvestment, L.P., a Delaware limited partnership, Carlyle High Yield Partners, L.P. a Delaware limited partnership (each a "Carlyle Entity" and, collectively, the "Carlyle Entities") and Conexant Systems, Inc., a Delaware corporation ("Conexant" and, together with the Carlyle Entities, the "Stockholders").

RECITALS

        WHEREAS, as of the date hereof, Carlyle owns of record and beneficially 5,500,000 shares of the Class A Common Stock, $0.001 par value, of the Company (the "Class A Common Stock"), and Conexant owns of record and beneficially 4,500,000 shares of the Class B Common Stock, $0.001 par value, of the Company (the "Class B Common Stock" and, together with the Class A Common Stock, the "Common Stock"); and

        WHEREAS, the Company and each Stockholder believe it is in the best interest of the Company and each Stockholder to effect a recapitalization of the Company (the "Recapitalization") pursuant to which the Carlyle Entities' shares of Class A Common Stock are to be exchanged for shares of the Series A Preferred Stock, $0.001 par value, of the Company (the "Series A Preferred Stock"), and Conexant's shares of Class B Common Stock are to be exchanged for shares of the Series B Preferred Stock, $0.001 par value, of the Company (the "Series B Preferred Stock," and, together with the Series A Preferred Stock, the "Designated Preferred Stock").

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, and intending to be legally bound thereby, the parties hereto agree as follows:

1.     Definitions.

        The following terms used in this Agreement shall have the following meanings (unless otherwise expressly provided herein):

          "Affiliate," with respect to any Person or Stockholder, shall mean any other Person or Stockholder directly or indirectly controlling, controlled by or under common control with, such Person or Stockholder. For purposes of this Agreement, "control" (including with correlative meanings, the terms "controlling", "controlled by" or "under common control with") as used with respect to any Person or Stockholder, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person or Stockholder, whether through the ownership of voting securities or by contract or otherwise.

          "Board of Directors" shall mean the Board of Directors of the Company.

          "Capital Stock" shall mean, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's capital stock or other equity interests, including, without limitation, common stock, preferred stock, partnership interests and limited liability company interests, whether now outstanding or issued after the date hereof.

          "Entity" shall mean any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, cooperative, foundation, society, political party, union, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization or entity.

          "Governmental Body" shall mean any: (a) nation, principality, state, commonwealth, province, territory, county, municipality, district or other jurisdiction; (b) federal, state, local, municipal or foreign government (including any agency, department, bureau, division, or other administrative body thereof); or (c) governmental or quasi-governmental authority of any nature.

          "Person" shall mean any individual, Entity or Governmental Body.

          "Proceeding" shall mean any action, suit, litigation, arbitration, or investigation (including any civil, criminal or administrative) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Body or any arbitrator or arbitration panel.

          "Stockholder Representatives" shall mean those natural Persons appointed to the Board of Directors by the Stockholders as their respective agents to manage the business and affairs of the Company.

          "Subsidiary" shall mean, in respect of any Person, any Entity of which the majority of each class of Voting Stock or other voting equity and the majority of each other class of Capital Stock is owned by either (a) such Person or (b) another Subsidiary of such Person.

          "Voting Stock" shall mean, with respect to any Person, the Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers, Stockholder Representatives or other members of the governing body of such Person.

2.     Recapitalization.

        2.1    Authorization of Shares.    On or prior to the Closing (as defined below), the Company shall have authorized the issuance of the Series A Preferred Stock and the Series B Preferred Stock in the amounts and to the Stockholders identified on Exhibit A attached hereto (the "Recapitalization Allocation"). The Series A Preferred Stock and the Series B Preferred Stock shall have the rights, preferences, privileges and restrictions set forth in the Restated Certificate of Incorporation of the Company attached hereto as Exhibit B (the "Restated Certificate of Incorporation").

        2.2    Recapitalization.    Subject to the terms and conditions set forth in this Agreement, effective at the Closing, (i) the Carlyle Entities will transfer and convey to the Company the 5,500,000 shares of Class A Common Stock held by the Carlyle Entities, and (ii) Conexant will transfer and convey to the Company the 4,500,000 shares of Class B Common Stock held by Conexant. In consideration of the transfer and conveyance of shares of Class A Common Stock and Class B Common Stock referred to in the immediately preceding sentence, at the Closing (i) the Company shall issue and deliver to each Carlyle Entity and each Carlyle Entity shall accept and receive from the Company, the whole number of fully paid and non-assessable shares of Series A Preferred Stock set forth opposite such Carlyle Entity's name in Exhibit A hereto, and (ii) the Company shall issue and deliver to Conexant and Conexant shall accept and receive from the Company, the whole number of fully paid and non-assessable shares of Series B Preferred Stock set forth opposite Conexant's name in Exhibit A hereto.

        2.3    Tax Free Reorganization.    The Recapitalization of the outstanding shares of Common Stock for the shares of Designated Preferred Stock is intended to qualify as a "recapitalization" within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended (the "Code"), and this Agreement is intended to constitute a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3 of the United States Income Tax Regulations. No party hereto shall take any action which is inconsistent with such intent and each party hereto shall cause all tax returns relating to the Recapitalization to be filed on the basis of treating the Recapitalization as a "recapitalization" within the meaning of Section 368(a)(1)(E) of the Code.

3.     Closing and Delivery.

        3.1    Closing.    The closing of the Recapitalization (the "Closing") shall take place on the second business day after the satisfaction or waiver of the conditions set forth in Sections 6.1 and 6.2, at the offices of Latham & Watkins, 555 Eleventh Street, NW, Suite 1000, Washington, D.C. 20004 (such date is hereinafter referred to as the "Closing Date").

        3.2    Delivery.    Subject to the terms and conditions hereof, the Company will deliver the shares of Designated Preferred Stock at the Closing, in each case in the amounts and to the Stockholders as set forth on Exhibit A hereto, by delivery of a certificate or certificates evidencing the shares of Designated Preferred Stock to be issued at the Closing, free and clear of all liens, claims, and encumbrances (collectively, an "Encumbrance"), and each Stockholder will deliver the shares of Common Stock required to be delivered by such Stockholder at the Closing, in each case in the amounts and by the Stockholders as set forth on Exhibit A hereto, by delivery of the certificate or certificates representing the shares of Common Stock to be exchanged for the shares of Designated Preferred Stock at the Closing, free and clear of all Encumbrances.

4.     Representations and Warranties of the Stockholders.

        Each Stockholder hereby, severally and not jointly, represents and warrants to the Company as follows:

        4.1    Requisite Power; Authorization; Binding Obligations.    Such Stockholder has all requisite power and authority to execute and deliver this Agreement and the Related Agreements (as defined in Section 6.1(c) below) and to carry out the provisions of this Agreement and the Related Agreements. All action on such Stockholder's part necessary for the authorization, execution and delivery of this Agreement and the Related Agreements, the consummation of the transactions contemplated hereby and thereby, and the performance of all obligations of such Stockholder hereunder and thereunder has been or will be taken prior to the Closing. This Agreement and the Related Agreements, when executed and delivered, will be valid and binding obligations of such Stockholder enforceable against it in accordance with their terms, except as limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (b) general principles of equity that restrict the availability of equitable remedies.

        4.2    Investment Representations.    Such Stockholder understands that neither the shares of the Common Stock nor the shares of the Designated Preferred Stock have been registered under the Securities Act of 1933, as amended (the "Securities Act"). Such Stockholder also understands that the shares of Designated Preferred Stock are being offered pursuant to an exemption from registration contained in the Securities Act based in part upon such Stockholder's following representations and warranties:

          (a)    Stockholder Bears Economic Risk.    Such Stockholder has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Such Stockholder understands that it must bear the economic risk of this investment indefinitely unless the shares of Designated Preferred Stock are registered pursuant to the Securities Act, or an exemption from registration is available. Such Stockholder understands that the Company has no present intention of registering the shares of Designated Preferred Stock or any shares of its Common Stock. Such Stockholder also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow such Stockholder to transfer all or any portion of the shares of Designated Preferred Stock under the circumstances, in the amounts or at the times such Stockholder might propose.

          (b)    Acquisition for Own Account.    Such Stockholder is acquiring the shares of Designated Preferred Stock for its own account for investment only, and not with a view towards their distribution.

          (c)    Each Stockholder Can Protect Its Interest.    Such Stockholder represents that by reason of its, or of its management's, business or financial experience, such Stockholder has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement and the Related Agreements. Further, such Stockholder is aware of no publication of any advertisement in connection with the transactions contemplated in this Agreement.

          (d)    Accredited or Regulation S Eligible Investor.    Such Stockholder is an "accredited investor" within the meaning of Regulation D under the Securities Act, or is not a "U.S. Person" within the meaning of Regulation S under the Securities Act.

          (e)    Company Information.    Such Stockholder has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company's operations and facilities. Such Stockholder has also had the opportunity to ask questions of and receive answers from the Company and its management regarding the terms and conditions of this investment.

        4.3    Transfer Restrictions.    Such Stockholder acknowledges and agrees that the shares of Designated Preferred Stock shall be subject to restrictions on transfer as set forth in the Amended and Restated Stockholder Agreement attached hereto as Exhibit C (the "Amended and Restated Stockholder Agreement").

        4.4    Ownership of Shares of Common Stock.    Such Stockholder represents that the shares of Common Stock held by such Stockholder as set forth on Exhibit A hereto are owned of record and beneficially by such Stockholder, free and clear of any Encumbrances, and such Stockholder has the full and unrestricted right, power and authority to transfer such shares of Common Stock to the Company.

5.     Representations and Warranties of the Company.

        The Company hereby represents and warrants to each Stockholder as of the date of this Agreement and the Closing Date as follows:

        5.1    Requisite Power; Authorization; Binding Obligations.    The Company has all requisite power and authority to execute and deliver this Agreement and the Related Agreements and to carry out the provisions of this Agreement and the Related Agreements. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the Related Agreements, the consummation of the transactions contemplated hereby and thereby, and the performance of all obligations of the Company hereunder and thereunder has been or will be taken prior to the Closing. This Agreement and the Related Agreements, when executed and delivered, will be valid and binding obligations of the Company enforceable against it in accordance with their terms, except as limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (b) general principles of equity that restrict the availability of equitable remedies.

        5.2    Valid Issuance.    When issued at the Closing in accordance with the provisions of this Agreement and the Restated Certificate of Incorporation, the shares of Designated Preferred Stock will be duly authorized, validly issued, fully paid and non-assessable, will be delivered free and clear of any Encumbrances, and will have the rights, preferences, privileges and restrictions set forth in the Restated Certificate of Incorporation; provided, however, that such shares of Designated Preferred Stock shall be subject to restrictions on transfer as set forth in the Amended and Restated Stockholder Agreement and may be subject to restrictions on transfer under state or federal securities laws or as otherwise required by such laws at the time a transfer is proposed.

6.     Conditions to Closing.

        6.1    Conditions to Obligation of Each Stockholder.    Each Stockholder's obligation to accept the issuance of the shares of Designated Preferred Stock and to deliver such Stockholder's shares of

Common Stock at the Closing is subject to the satisfaction, at or prior to the Closing Date, of the following conditions:

          (a)    Performance of Obligations.    The Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date.

          (b)    Representations and Warranties True.    The representations and warranties made by the Company in Section 5 hereof shall be true and correct in all material respects as of the Closing Date with the same force and effect as if they had been made on and as of the Closing Date.

          (c)    Related Agreements.    The Company and the other Stockholders shall have executed and delivered to such Stockholder the Amended and Restated Stockholder Agreement, the Amended and Restated Registration Rights Agreement attached hereto as Exhibit D (the "Amended and Restated Registration Rights Agreement"), the Amended and Restated Carlyle Board Representation Agreement attached hereto as Exhibit E (the "Amended and Restated Carlyle Board Representation Agreement"), and the Amended and Restated Conexant Board Representation Agreement attached hereto as Exhibit F (the "Amended and Restated Conexant Board Representation Agreement" and, together with the Amended and Restated Stockholder Agreement, the Amended and Restated Registration Rights Agreement, and the Amended and Restated Carlyle Board Representation Agreement, the "Related Agreements").

        6.2    Conditions to Obligations of the Company.    The Company's obligation to issue and deliver the shares of Designated Preferred Stock for the shares of Common Stock at the Closing is subject to the satisfaction, at or prior to the Closing Date, of the following conditions:

          (a)    Performance of Obligations.    Each Stockholder shall have performed all obligations and conditions herein required to be performed or complied with by it on or prior to the Closing Date.

          (b)    Representations and Warranties True.    The representations and warranties made by each Stockholder in Section 4 hereof shall be true and correct in all material respects as of the Closing Date with the same force and effect as if they had been made on and as of the Closing Date.

          (c)    Related Agreements.    Such Stockholder shall have executed and delivered to the Company the Amended and Restated Stockholder Agreement, the Amended and Restated Registration Rights Agreement, the Amended and Restated Carlyle Board Representation Agreement, and the Amended and Restated Conexant Board Representation Agreement.

7.     Miscellaneous.

        7.1    Governing Law.    This Agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of Delaware (without giving effect to principles of conflicts of laws).

        7.2    Survival.    The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Stockholder and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

        7.3    Successors and Assigns; Assignment.    Each and all of the covenants, terms, provisions, and agreements contained in this Agreement shall be binding upon and inure to the benefit of the parties hereto and, to the extent permitted by this Agreement, their respective successors and assigns. Neither the Company nor any Stockholder may assign their respective rights or obligations under this Agreement (by operation of law or otherwise) to any Person (other than an Affiliate) without the prior written consent of the Company, Conexant, and Carlyle, except in connection with a sale of all or substantially all of such first party's business.

        7.4    Entire Agreement.    This Agreement and the exhibits hereto, the Related Agreements, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof, and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

        7.5    Severability.    In the event that any provision of this Agreement, or the application of any such provision to any Person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to entities or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

        7.6    Amendment.    This Agreement may not be amended, modified, altered or supplemented without the written consent of the Company and each Stockholder.

        7.7    Waiver.

          (a)   No failure on the part of any Person to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Person in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

          (b)   No Person shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Person; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

        7.8    Notices.    All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the addresses set forth below:

          If to the Company or Carlyle:

      The Carlyle Group
      101 S. Tryon Street, 25th Floor
      Charlotte, N.C., 28280
      Attn: Claudius E. Watts, IV
      Facsimile: (704) 632-0299

          with a copy to:

      Latham & Watkins
      555 11th Street, NW, Ste. 1000
      Washington, D.C., 20004-1204
      Attn: Raymond B. Grochowski, Esq.
      Facsimile: (202) 637-2201

          If to Conexant:

      Conexant Systems, Inc.
      4311 Jamboree Road
      Newport Beach, CA 92660
      Attn: General Counsel
      Facsimile: (949) 483-9576

          with a copy to:

      Cooley Godward LLP
      4401 Eastgate Mall
      San Diego, CA 92121
      Attn: Carl R. Sanchez, Esq.
      Facsimile: (858) 550-6420

        7.9    Remedies Cumulative; Specific Performance.    The rights and remedies of the parties hereto shall be cumulative (and not alternative). The parties hereto agree that: (a) in the event of any breach or threatened breach by any party of any covenant, obligation or other provision set forth in this Agreement, the other parties shall be entitled (in addition to any other remedy that may be available to it) to (i) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision, and (ii) an injunction restraining such breach or threatened breach; and (b) such other parties shall not be required to provide any bond or other security in connection with any such decree, order or injunction or in connection with any related action or Proceeding.

        7.10    Further Assurances.

        Each party hereto shall execute and/or cause to be delivered to each other party hereto such instruments and other documents, and shall take such other actions, as such other party may reasonably request (prior to, at or after the Closing) for the purpose of carrying out or evidencing any of the transactions contemplated hereby.

        7.11    Termination.    This Agreement may be terminated upon the mutual written consent of the Company, Carlyle and Conexant.

        7.12    Construction; Interpretation.    For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

          (b)   The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

          (c)   All monetary amounts referenced herein are denominated in United States Dollars.

          (d)   As used in this Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

          (e)   Except as otherwise indicated, all references in this Agreement to "Sections" and "Exhibits" are intended to refer to Sections of this Agreement and Exhibits to this Agreement.

        7.13    Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties hereto have executed this RECAPITALIZATION AGREEMENT as of the date set forth in the first paragraph hereof.

JAZZ SEMICONDUCTOR, INC., a Delaware corporation
By:	/s/ SHU LI
Name:	Shu Li
Title:	President and Chief Executive Officer
CONEXANT SYSTEMS, INC., a Delaware corporation
By:	/s/ DWIGHT DECKER
Name:	Dwight Decker
Title:	Chief Executive Officer
CARLYLE PARTNERS III, L.P., a Delaware limited partnership
By:	TC Group III, L.P., its General Partner
By:	TC Group III, L.L.C., its General Partner
By:	TC Group, L.L.C., its Managing Member
By:	TCG Holdings, L.L.C., its Managing Member
By:	/s/ ALLAN M. HOLT
Name:	Allan M. Holt
Title:	Managing Director

CP III COINVESTMENT, L.P., a Delaware limited partnership
By:	TC Group III, L.P., its General Partner
By:	TC Group III, L.L.C., its General Partner
By:	TC Group, L.L.C., its Managing Member
By:	TCG Holdings, L.L.C., its Managing Member
By:	/s/ ALLAN M. HOLT
Name:	Allan M. Holt
Title:	Managing Director
CARLYLE HIGH YIELD PARTNERS, L.P., a Delaware limited partnership
By:	TCG High Yield, L.L.C., its General Partner
By:	TCG High Yield Holdings, L.L.C., its Managing Member
By:	TC Group, L.L.C., its sole Member
By:	TCG Holdings, L.L.C., its Managing Member
By:	/s/ ALLAN M. HOLT
Name:	Allan M. Holt
Title:	Managing Director

EXHIBIT A

RECAPITALIZATION ALLOCATION

STOCKHOLDER	SHARES OF COMMON STOCK TO BE EXCHANGED	SHARES OF DESIGNATED PREFERRED STOCK TO BE ISSUED
Carlyle Partners III, L.P. c/o The Carlyle Group 1001 Pennsylvania Avenue, NW Washington, D.C. 20004	5,025,444 shares of Class A Common Stock	50,254,440 shares of Series A Preferred Stock
CP III Coinvestment, L.P. c/o The Carlyle Group 1001 Pennsylvania Avenue, NW Washington, D.C. 20004	199,556 shares of Class A Common Stock	1,995,560 shares of Series A Preferred Stock
Carlyle High Yield Partners, L.P. c/o The Carlyle Group 1001 Pennsylvania Avenue, NW Washington, D.C. 20004	275,000 shares of Class A Common Stock	2,750,000 shares of Series A Preferred Stock
Conexant Systems, Inc. 4311 Jamboree Road Newport Beach, CA 92660	4,500,000 shares of Class B Common Stock	45,000,000 shares of Series B Preferred Stock
TOTAL	10,000,000 shares of Common Stock	100,000,000 shares of Designated Preferred Stock

EXHIBIT B

RESTATED
CERTIFICATE OF INCORPORATION
OF
JAZZ SEMICONDUCTOR, INC.

(SEE TAB 6)

EXHIBIT C

AMENDED AND RESTATED
STOCKHOLDER AGREEMENT

(SEE TAB 2)

EXHIBIT D

AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

(SEE TAB 3)

EXHIBIT E

AMENDED AND RESTATED
CARLYLE BOARD REPRESENTATION AGREEMENT

(SEE TAB 4)

EXHIBIT F

AMENDED AND RESTATED
CONEXANT BOARD REPRESENTATION AGREEMENT

(SEE TAB 5)

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RECAPITALIZATION AGREEMENT